Exhibit 99.1

The Vita Coco Company Issues Statement Regarding NINGI Research Report

Reaffirms Fiscal Year 2025 Outlook and Long-Term Growth Algorithm

NEW YORK, March 26, 2025 (GLOBE NEWSWIRE) -- The Vita Coco Company, Inc. (NASDAQ: COCO) (“Vita Coco” or the “Company”), a leading high-growth platform of better-for-you beverage brands, today provided the following response to the recent short seller report issued by NINGI Research, who subsequently disclosed a short position in The Vita Coco Company stock.

After reviewing the claims outlined in NINGI Research’s report, the Company has found that the report contains numerous inaccuracies and mischaracterizations. Contrary to this report, the Company has consistently and transparently addressed the matters discussed in the report through appropriate public disclosures.

The Company stated on the Fourth Quarter and Fiscal-Year 2024 Earnings Call held on Wednesday, February 26, 2025:

“As we've previously highlighted, last year, we experienced significant inventory constraints which led to unacceptable private label service levels that were below our standards. As a result of these challenges, we currently expect to lose some regions with certain private label retailers during 2025. Assuming this occurs, this will initially appear on our second quarter shipments with deeper impact in subsequent quarters. These assumptions are built into our current forecast for full year net sales.”

There have been no material changes since this statement was made. The Vita Coco Company is confident in its governance, financial reporting and business practices, and reaffirms the disclosures and guidance that it provided during it most recent earnings release.

ABOUT THE VITA COCO COMPANY

The Vita Coco Company is a family of brands on a mission to reimagine what’s possible when brands deliver healthy, nutritious, and great tasting products that are better for consumers and better for the world. This includes its flagship coconut water brand Vita Coco, sustainably packaged water Ever & Ever, and protein-infused water PWR LIFT. The Company was co-founded in 2004 by Michael Kirban and Ira Liran and is a public benefit corporation and Certified B Corporation. Vita Coco, the principal brand within the Company’s portfolio, is the leading coconut water brand in the U.S. With electrolytes, nutrients, and vitamins, coconut water has become a top beverage choice among consumers after a workout, in smoothies, as a cocktail mixer, after a night out, and more.

CONTACTS

Investor:
ICR, Inc.
investors@thevitacococompany.com

Exhibit 99.1
Media:
Tim Biba 203-428-3222
tbiba@soleburytrout.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding our future financial and operating performance. The forward-looking statements in this release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company’s control. These factors include, but are not limited to, those discussed under the caption “Risk Factors” in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with the U.S. Securities and Exchange Commission ("SEC") as such factors may be updated from time to time and which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at https://investors.thevitacococompany.com. Any forward-looking statements contained in this press release speak only as of the date hereof and accordingly undue reliance should not be placed on such statements. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events or otherwise, other than to the extent required by applicable law.